UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York	10007

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 219-8555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.

David Liu

On April 16, 2014, XO Group Inc. (the “Company”) entered into an amended and restated letter agreement with David Liu, Co-Founder of the Company (the “Liu Agreement”). The Liu Agreement supersedes and replaces the letter agreement between Mr. Liu and the Company that was entered into in November 2008 and the letter agreement between Mr. Liu and the Company that was entered into on April 7, 2014. The Liu Agreement amends and restates the prior letter agreement between Mr. Liu and the Company entered into on April 7, 2014 to (1) revise the “Good Reason” definition with respect to relocation to require a more than 20 mile relocation from his principal place of business (as opposed to a relocation of his principal place of business outside of New York City), (2) remove Mr. Liu’s tax gross-up benefits that provided for a gross-up payment to Mr. Liu to cover any tax liability that he may have under Internal Revenue Code Sections 280G, 4999 or 409A and (3) clarify the timing of Mr. Liu’s severance payments. No other changes were made to Mr. Liu’s employment letter agreement.

The foregoing description of the Liu Agreement is qualified in its entirety by reference to the full text of the Liu Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is in incorporated by reference herein.

Michael Steib

On April 17, 2014, the Company entered into an amendment (the “Steib Amendment”) to the Employment Agreement, dated June 28, 2013, between the Company and Mr. Steib. The Steib Amendment amends the Employment Agreement between Mr. Steib and the Company to revise the “Good Reason” definition with respect to relocation to require a more than 20 mile relocation from his principal place of business (as opposed to a relocation of his principal place of business outside of New York City).

The foregoing description of the Steib Amendment is qualified in its entirety by reference to the full text of the Steib Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is in incorporated by reference herein.

Gillian Munson

On April 17, 2014, the Company entered into an amendment (the “Munson Amendment”) to the Employment Agreement, dated November 12, 2013, between the Company and Ms. Munson. The Munson Amendment amends the Employment Agreement between Ms. Munson and the Company to revise the “Good Reason” definition with respect to relocation to require a more than 20 mile relocation from his principal place of business (as opposed to a relocation of her principal place of business outside of New York City).

The foregoing description of the Munson Amendment is qualified in its entirety by reference to the full text of the Munson Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is in incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following documents are included as exhibits to this report:

10.1	Amended and Restated Letter Agreement, dated April 16, 2014, between XO Group Inc. and David Liu.

10.2	Amendment, dated April 17, 2014, to the Employment Agreement between XO Group and Michael Steib.

10.3	Amendment, dated April 17, 2014, to the Employment Agreement between XO Group and Gillian Munson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: April 17, 2014	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer

EXHIBIT INDEX

10.1	Amended and Restated Letter Agreement, dated April 16, 2014, between XO Group Inc. and David Liu.

10.2	Amendment, dated April 17, 2014, to the Employment Agreement between XO Group and Michael Steib.

10.3	Amendment, dated April 17, 2014, to the Employment Agreement between XO Group and Gillian Munson.